UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2017

RLI Corp.

(Exact name of registrant as specified in its charter)

Illinois	001-09463	37-0889946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9025 North Lindbergh Drive, Peoria, IL	61615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07              Submission of Matters to a Vote of Security Holders.

(a)	On May 4, 2017, RLI Corp. (the “Company”) held its annual meeting of shareholders (“Annual Meeting”).

(b)	At the Annual Meeting, the Company’s shareholders voted on the following six proposals and cast their votes as described below.

1. The nominees for election to the Board of Directors were elected at the Annual Meeting, each to hold office for a one-year term expiring at the next annual meeting, based upon the following votes:

	For	Withheld	Broker Non-Votes
Election of Directors:	—	—
Kaj Ahlmann	37,386,134	698,665	4,361,625
Barbara R. Allen	37,013,187	1,071,612	4,361,625
Michael E. Angelina	37,424,923	659,876	4,361,625
John T. Baily	37,106,396	978,403	4,361,625
Calvin G. Butler, Jr.	37,373,225	711,574	4,361,625
David B. Duclos	37,419,036	665,763	4,361,625
Jordan W. Graham	37,025,658	1,059,141	4,361,625
F. Lynn McPheeters	37,105,660	979,139	4,361,625
Jonathan E. Michael	36,916,470	1,168,329	4,361,625
Robert P. Restrepo, Jr.	37,229,957	854,842	4,361,625
James J. Scanlan	37,421,939	662,860	4,361,625
Michael J. Stone	36,944,225	1,140,574	4,361,625

2. The proposal to approve an Amendment to the Company’s Restated Articles of Incorporation to allow for removal of Directors without cause, was approved based upon the following votes:

			Broker
For	Against	Abstentions	Non-Votes
42,139,150	181,316	125,958	͞

3. The proposal to approve an Amendment to the Company’s Restated Articles of Incorporation to conform the personal liability provision to the Illinois Statute, was approved based upon the following votes:

			Broker
For	Against	Abstentions	Non-Votes
41,606,953	727,852	111,619	͞

4. The proposal to approve an Amendment to the Company’s Restated Articles of Incorporation to update director election and change registered agent provisions, was approved based upon the following votes:

			Broker
For	Against	Abstentions	Non-Votes
38,003,524	32,926	48,349	4,361,625

5. The proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as described in the proxy materials, was approved based upon the following votes:

			Broker
For	Against	Abstentions	Non-Votes
37,449,365	530,099	105,335	4,361,625

6. The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2017 was approved based upon the following votes:

			Broker
For	Against	Abstentions	Non-Votes
40,981,465	1,404,580	60,379	—

Item 8.01              Other Events.

On May 4, 2017, the Company announced that the Board approved a quarterly dividend on its common stock of $0.21 per share.  The dividend is payable on June 20, 2017, to shareholders of record as of May 31, 2017.  Furnished as Exhibit 99.1 and incorporated herein by reference is the press release issued by the Company.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

5
Exhibit No.	Description
99.1	Press Release dated May 4, 2017 regarding dividend.
This Exhibit is furnished pursuant to Item 8.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pril
RLI CORP.

Date: May 4, 2017	By:	/s/ Jeffrey D. Fick
Jeffrey D. Fick
Sr. Vice President, Chief Legal Officer

EXHIBIT INDEX

Pril
Exhibit No.	Exhibit

99.1	Press Release dated May 4, 2017 regarding dividend.
This Exhibit is furnished pursuant to Item 8.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.